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                                                                   Exhibit 10.15

                 SIXTH AMENDMENT TO CONTINGENT WARRANT AGREEMENT

         THIS SIXTH AMENDMENT TO CONTINGENT WARRANT AGREEMENT ("Sixth Amendment"), dated as of June 30, 2002 is among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), General Electric Company, a New York corporation ("Purchaser"), Wayne R. Hellman ("Hellman"), Hellman, Ltd., an Ohio limited liability company ("Hellman Ltd."), Wayne R. Hellman, as voting trustee under Voting Trust Agreement dated October 10, 1995, Alan J. Ruud ("Ruud"), and Alan J. Ruud, as voting trustee under Voting Trust Agreement dated January 2, 1998.

         WHEREAS, the parties entered into a Contingent Warrant Agreement dated September 30, 1999, as amended by an Amendment to Contingent Warrant Agreement dated as of August 31, 2000, a Second Amendment to Contingent Warrant Agreement dated as of June 29, 2001, a Third Amendment to Contingent Warrant Agreement dated as of September 28, 2001, a Fourth Amendment to Contingent Warrant Agreement dated as of December 31, 2001 and a Fifth Amendment to Contingent Warrant Agreement dated as of March 31, 2002 (the "Agreement"); and

         WHEREAS, the parties desire to amend the Agreement as provided in this Sixth Amendment;

         NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties, intending to be legally bound, agree as follows:

         1. The Section 2.2a of the Agreement is hereby amended to read in its entirety as follows:


                             a. The Company shall not permit the average of the
                  Company's EBITDA Ratio for any two consecutive fiscal quarters, commencing with the average for the fiscal quarters ending September 30, 1999 and December 31, 1999, and continuing each fiscal quarter thereafter (each, a "Determination Period") to be less than the Required Ratio. The following periods, which would otherwise be "Determination Periods" for the purpose of this Agreement, will not be considered "Determination Periods": the two consecutive fiscal quarters ended June 30, 2000, the two consecutive fiscal quarters ended September 30, 2000, the two consecutive fiscal quarters ended June 30, 2001, the two consecutive fiscal quarters ended September 30, 2001, the two consecutive fiscal quarters ended December 31, 2001, the two consecutive fiscal quarters ended March 31, 2002 and the two consecutive fiscal quarters ended June 30, 2002. Notwithstanding the fact that the two fiscal quarters ended June 30, 2000, the two fiscal quarters ended September 30, 2000, the two fiscal quarters ended June 30, 2001, the two consecutive fiscal quarters ended September 30, 2001, the two consecutive fiscal quarters ended December 31, 2001, the two consecutive fiscal quarters ended



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                  March 31, 2002 and the two consecutive fiscal quarters ended
                  June 30, 2002 do not constitute Determination Periods, (i) the quarter ended September 30, 2000 shall be included in the Company's EBITDA Ratio for the Determination Period ended December 31, 2000, (ii) the quarter ended June 30, 2002 shall be included in the Company's EBITDA Ratio for the Determination Period ended September 30, 2002, (iii) each of the quarters ended June 30, 2000, September 30, 2000, June 30, 2001, September 30,2001, December 31, 2001, March 31, 2002 and
                  June 30, 2002 shall be a fiscal quarter for purposes of
                  Section 2.2e of this Agreement, (vi) the Company shall be required to furnish to Purchaser the report described in
                  Section 2.2f of this Agreement for the two consecutive fiscal quarters ended June 30, 2000, the two consecutive fiscal quarters ended September 30, 2000, the two consecutive fiscal quarters ended June 30, 2001, the two consecutive fiscal quarters ended September 30, 2001, the two consecutive fiscal quarters ended December 31, 2001, the two consecutive fiscal quarters ended March 31, 2002 and the two consecutive fiscal quarters ended June 30, 2002.

         2. All other provisions of the Agreement shall remain in full force and effect.


                   [Remainder of this page intentionally left blank.]


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         IN WITNESS WHEREOF, parties hereto have each caused this Sixth
Amendment to be executed in the name and on behalf of each of them one of their respective officers thereunto duly authorized, as of the date first above written.

                                       THE COMPANY:

                                       ADVANCED LIGHTING TECHNOLOGIES, INC.

                                       By:      /s/ Steven C. Potts
                                          -------------------------------------
                                          Name: Steven C. Potts
                                               --------------------------------
                                          Title: Chief Financial Officer
                                                -------------------------------


                                       /s/ Wayne R. Hellman
                                       ----------------------------------------
                                       Wayne R. Hellman


                                       /s/ Wayne R. Hellman
                                       -----------------------------------------
                                       Wayne R. Hellman, as voting trustee under
                                       Voting Trust Agreement dated October 10,
                                       1995, as amended

                                       HELLMAN LTD.

                                       By:  /s/ Wayne R. Hellman
                                         --------------------------------------
                                         Its:  Managing Member
                                             ----------------------------------


                                       Alan J. Ruud

                                       /s/ Alan J. Ruud
                                       ----------------------------------------



                                       /s/ Alan J. Ruud
                                      -----------------------------------------
                                      Alan J. Ruud, as voting trustee under
                                      Voting Trust Agreement dated January 2,
                                      1998, as amended

                                     PURCHASER:

                                     GENERAL ELECTRIC COMPANY

                                     By:  /s/ Steve Srdita
                                        --------------------------------------
                                       Name:  Steve Srdita
                                            ----------------------------------
                                       Title:    VP Finance GE CP
                                             ---------------------------------